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                                                       SUBSCRIPTION DOCUMENT B


                         AMERICAN CRYSTAL SUGAR COMPANY

                      INDICATION OF INTEREST IN PURCHASING
                      ADDITIONAL SHARES OF PREFERRED STOCK


     THE UNDERSIGNED MEMBER OF AMERICAN CRYSTAL SUGAR COMPANY (THE "COMPANY") HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED HAS EXECUTED A SUBSCRIPTION AGREEMENT TO PURCHASE HIS OR HER PRO RATA PORTION OF THE COMPANY'S PUBLIC OFFERING OF SHARES OF PREFERRED STOCK DESCRIBED IN THE COMPANY'S OCTOBER, 1996 PROSPECTUS AND ANY SUPPLEMENTS; (II) THE UNDERSIGNED DESIRES TO PURCHASE A TOTAL OF __________ ADDITIONAL SHARES OF PREFERRED STOCK (MAXIMUM OF 50 ADDITIONAL SHARES) AT A PRICE OF $1,500.00 PER SHARE IN THE OFFERING DESCRIBED IN THE PROSPECTUS; AND (III) THE UNDERSIGNED UNDERSTANDS THAT SUCH ADDITIONAL SHARES OF PREFERRED STOCK WILL BE AVAILABLE ONLY IF THIS RESPONSE IS RANDOMLY DRAWN IN A DRAWING TO BE HELD BY THE COMPANY AND THAT, WITHIN TWENTY (20) DAYS OF THE DATE OF THE NOTICE INDICATING THAT THE UNDERSIGNED IS ENTITLED TO PURCHASE THE ADDITIONAL SHARES OF PREFERRED STOCK, THE UNDERSIGNED MUST PAY THE PURCHASE PRICE FOR SUCH ADDITIONAL SHARES OF PREFERRED STOCK.

     THE UNDERSIGNED MEMBER HEREBY SUBSCRIBES FOR AND AGREES TO PURCHASE THE ADDITIONAL SHARES OF PREFERRED STOCK DESCRIBED ABOVE IF SUCH SHARES BECOME AVAILABLE FOR PURCHASE BY THE UNDERSIGNED AND HEREBY REAFFIRMS WITH RESPECT TO SUCH ADDITIONAL SHARES OF PREFERRED STOCK THE DECLARATIONS AND REPRESENTATIONS CONTAINED IN THE UNDERSIGNED'S SUBSCRIPTION AGREEMENT (SUBSCRIPTION DOCUMENT A) ACCOMPANYING THIS INDICATION OF INTEREST.

INSTRUCTIONS: IF THE SHAREHOLDERS ARE CO-OWNERS OR JOINT OWNERS, EACH SHOULD SIGN. IF THE SHAREHOLDER IS A CORPORATION, AN OFFICER SHOULD SIGN AND GIVE HIS TITLE. IF THE SHAREHOLDER IS A PARTNERSHIP, A PARTNER SHOULD SIGN AND GIVE HIS TITLE.


MEMBER NAME:                       _____________________________________________
                                   (SIGNATURE) (TITLE)

                                   _____________________________________________
                                   (SIGNATURE) (TITLE)


                                   DATED:_________________________________, 1996






THIS INDICATION OF INTEREST MUST BE ACCOMPANIED BY SUBSCRIPTION DOCUMENT A AND MUST BE RECEIVED BY THE COMPANY AT ITS CORPORATE OFFICE, 101 NORTH THIRD STREET, MOORHEAD, MINNESOTA 56560, NO LATER THAN NOVEMBER 22, 1996 AT 5:00 P.M. PAYMENT FOR THE ADDITIONAL SHARES REQUESTED IN THIS DOCUMENT IS NOT REQUIRED AT THIS TIME BUT WILL BE REQUIRED WITHIN TWENTY (20) DAYS OF NOTICE THAT THE REQUESTED SHARES ARE AVAILABLE FOR PURCHASE.